UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2001

                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)

         MARYLAND                  1-11903                  75-2648842
(State or other jurisdiction   (Commission File             (IRS Employer
      of incorporation)            Number)             Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 295-1000


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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

MeriStar Hospitality Corporation, a Maryland corporation ("MeriStar"), MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership ("MeriStar OP"), FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor") and FelCor Lodging Limited Partnership, a Delaware limited partnership ("FelCor OP"), have entered into an Agreement and Plan of Merger, dated as of May 9, 2001 (the " Merger Agreement").

A more complete description of the Merger Agreement and the associated transactions can be found in the press release incorporated by reference as
Exhibit 99.1 to this report. All investors are encouraged to read, carefully and in its entirety, the press release and the copy of the Merger Agreement attached to this report as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                           EXHIBIT          DESCRIPTION
                           -------          -----------

                           2.1 Agreement and Plan of Merger, dated as of May 9, 2001, among MeriStar MeriStar OP, FelCor and FelCor OP.

                           99.1*            Text of joint press release, dated
                                            May 10, 2001.

                           * Incorporated by reference to MeriStar's Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 10, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2001

                                   MERISTAR HOTELS & RESORTS, INC.

                                   By:  /s/  Christopher L. Bennett
                                        ---------------------------------------
                                        Christopher L. Bennett

                                        Vice President, Legal and Secretary


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated as of May 9, 2001, among MeriStar, MeriStar OP, FelCor and FelCor OP.

99.1*             Text of joint press release, dated May 10, 2001.

* Incorporated by reference to MeriStar's Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 10, 2001.